UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VAREX IMAGING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! VAREX IMAGING CORPORATION 2025 Annual Meeting of Stockholders Vote by February 12, 2025 11:59 PM ET You invested in VAREX IMAGING CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 13, 2025. Vote Virtually at the Meeting* February 13, 2025 4:30 PM Mountain Time Virtually at: www.virtualshareholdermeeting.com/VREX2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V59770-P21069 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VAREX IMAGING CORPORATION 1678 S. PIONEER ROAD SALT LAKE CITY, UT 84104

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V59771-P21069 1. To elect seven directors to serve until the 2026 Annual Meeting of Stockholders. Nominees: 1a. Kathleen L. Bardwell For 1b. Jocelyn D. Chertoff, M.D. For 1c. Timothy E. Guertin For 1d. Jay K. Kunkel For 1e. Walter M. Rosebrough, Jr. For 1f. Sunny S. Sanyal For 1g. Christine A. Tsingos For 2. To approve, on an advisory basis, our executive compensation as described in the accompanying Proxy Statement. For 3. To hold an advisory vote on how frequently we conduct an advisory vote of stockholders on our executive compensation. 1 Year 4. To approve the Varex Imaging Corporation 2017 Employee Stock Purchase Plan, as amended. For 5. To amend the Amended and Restated Certificate of Incorporation of Varex Imaging Corporation to limit the liability of certain officer as permitted by law. For 6. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2025. For NOTE: The proxyholders are authorized to vote on any other business as is properly brought before the Annual Meeting for action in accordance with their judgment as to the best interests of Varex Imaging Corporation.